EXHIBIT 32

CERTIFICATIONS OF JAMES A. EGIDE, CHAIRMAN OF THE BOARD AND
ACTING PRINCIPAL  EXECUTIVE OFFICER, AND WILLIAM G. ISETTA VICE PRESIDENT, CHIEF OPERATING OFFICER AND CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Orbis Development, Inc. (the “Company”) on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James A. Egide, Chairman and Acting Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ JAMES A. EGIDE

James A. Egide

Chairman of the Board and Acting

  Principal Executive Officer,

Orbis Development Inc.

August 13, 2003

In connection with the Quarterly Report of Orbis Development, Inc. (the “Company”) on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William G. Isetta, Vice President, Chief Operating Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ WILLIAM G. ISETTA

William G. Isetta

Vice President and Chief Operating Officer

  And Acting Chief Financial Officer

Orbis Development Inc.

August 13, 2003